Note 6: Inventories and Contracts in Progress	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 6: Inventories and Contracts in Progress

Note 6: Inventories & Contracts in Progress

(Dollars in millions)	2012	2011
Raw materials	$1,861	$1,321
Work-in-process	4,151	3,175
Finished goods	3,205	3,078
Contracts in progress	7,354	6,899
	16,571	14,473
Less:
Progress payments, secured by lien, on U.S. Government contracts	(274)	(422)
Billings on contracts in progress	(6,760)	(6,254)
	$9,537	$7,797

Raw materials, work-in-process and finished goods are net of valuation reserves of $866 million and $884 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, inventory also includes capitalized contract development costs of $823 million and $776 million, respectively, related to certain aerospace programs. These capitalized costs will be liquidated as production units are delivered to the customer. The capitalized contract development costs within inventory principally relate to capitalized costs on Sikorsky's CH-148 contract with the Canadian Government. The CH-148 is a derivative of the H-92, a military variant of the S-92 helicopter.

Contracts in progress principally relate to elevator and escalator contracts and include costs of manufactured components, accumulated installation costs and estimated earnings on incomplete contracts.

Our sales contracts in many cases are long-term contracts expected to be performed over periods exceeding twelve months. At both December 31, 2012 and 2011, approximately 66% of total inventories and contracts in progress have been acquired or manufactured under such long-term contracts, a portion of which is not scheduled for delivery within the next twelve months.